Exhibit 99.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Hawker Pacific Aerospace (the “Company”) on Form 10-Q for the period ending March 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Richard A. Fortner and James R. Bennett, the Chief Executive Officer and the Chief Financial Officer, respectively, of the Company, each certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

     (1)  The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Richard A. Fortner	/s/ James R. Bennett
Richard A. Fortner Chief Executive Officer August 13, 2002	James R. Bennett Chief Financial Officer August 13, 2002